                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     Filed by the Registrant [X]
                     Filed by a Party other than the
                     Registrant [ ]
                     Check the appropriate box:
                     [X] Preliminary Proxy Statement
                     [ ] Confidential, for Use of the Commission Only (as
                         permitted by Rule 14a-6(e)(2))
                     [ ] Definitive Proxy Statement
                     [ ] Definitive Additional Materials
                     [ ] Soliciting Material Pursuant to Section
                         240.14a-11(c) or Section 240.14a-12

                              AIM INVESTMENT FUNDS
                                AIM GROWTH SERIES
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                AIM GROWTH SERIES
                              AIM BASIC VALUE FUND
                            AIM SMALL CAP GROWTH FUND

                              AIM INVESTMENT FUNDS
                       AIM GLOBAL FINANCIAL SERVICES FUND
                         AIM GLOBAL INFRASTRUCTURE FUND

             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS:

         Each of AIM Growth Series and AIM Investment Funds (each, a Trust, and together, the Trusts) is holding a special shareholder meeting on August 17, 2001 at 3:00 p.m., Central Time. The place of the meetings is the Trusts' offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

         AIM Growth Series, a Delaware business trust, consists of five series portfolios. This notice and the accompanying proxy statement relate to two of these series, AIM Basic Value Fund and AIM Small Cap Growth Fund. AIM Investment Funds, a Delaware business trust, consists of nine series portfolios. This notice and the accompanying proxy statement relate to two of these series, AIM Global Financial Services Fund and AIM Global Infrastructure Fund (collectively with AIM Basic Value Fund and AIM Small Cap Growth Fund, the Funds). The purposes of the meetings are as follows:

(1) To elect twelve trustees of each Trust, each of whom will serve until his or her successor is elected and qualified;

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for the fiscal year ending in 2001; and

(3)  To transact such other business as may properly come before the meeting.

         You may vote at the meeting if you are the record owner of shares of one or more of the Funds as of the close of business on May 30, 2001. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify us by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card (or cards) in the enclosed envelope which requires no postage if mailed in the United States. You may vote by telephone if you are contacted by Georgeson Shareholder Communications, Inc. You may also vote on the Internet at the Trusts' website at http://www.aimfunds.com.

         It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares.

         Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                            /S/ CAROL F. RELIHAN

                                                                Carol F. Relihan
                                                                       Secretary


June __, 2001



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                                AIM GROWTH SERIES
                              AIM BASIC VALUE FUND
                            AIM SMALL CAP GROWTH FUND

                              AIM INVESTMENT FUNDS
                       AIM GLOBAL FINANCIAL SERVICES FUND
                         AIM GLOBAL INFRASTRUCTURE FUND

                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                 PROXY STATEMENT
                               DATED ______, 2001

                        SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2001

WHO IS ASKING FOR MY VOTE?

         The Boards of Trustees (the Boards) of AIM Investment Funds and AIM Growth Series (each a Trust, and together, the Trusts) are sending you this proxy statement (or a similar one) and the enclosed proxy card(s) on behalf of the series of the Trusts listed above. AIM Growth Series, a Delaware business trust, consists of five series portfolios. This proxy statement relates to two of these series, AIM Basic Value Fund and AIM Small Cap Growth Fund. AIM Investment Funds, a Delaware business trust, consists of nine series portfolios. This proxy statement relates to two of these series, AIM Global Financial Services Fund and AIM Global Infrastructure Fund (collectively with AIM Basic Value Fund and AIM Small Cap Growth Fund, the Funds). The Boards are soliciting your proxy to vote at the special meetings of shareholders of the Trusts (the meetings).

WHEN AND WHERE WILL THE MEETINGS BE HELD?

         The meetings will be held at the Trusts' offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central Time, on August 17, 2001. If you expect to attend the meetings in person, please notify the Trusts by calling 1-800-952-3502.

WHAT PROPOSALS APPLY TO MY FUND?

         The following table summarizes each proposal to be presented at the meeting and the Funds whose shareholders the Boards are soliciting with respect to each proposal:

        PROPOSAL                                           AFFECTED FUNDS
        --------                                           --------------

1.  Election of members to each Trust's Board of
    Trustees .......................................         All Funds

2.  Ratify the Boards' selection of independent
    accountants ....................................         All Funds

3.  Consideration of other matters properly coming
    before the meeting .............................         All Funds

WHO IS ELIGIBLE TO VOTE?

         The Boards are sending this proxy statement, the attached notice of meetings and the enclosed proxy card(s) on or about ________, 2001, to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest in any Fund at the close of business on May 30, 2001 (the record date), are entitled to vote. Shareholders of other portfolio series of the Trusts are also entitled to vote at the Trusts' respective meetings. The vote on Proposal 1 will be by all shareholders of each Trust; all other votes will be by shareholders of the applicable



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


Fund. Each share of beneficial interest in a Fund that you own entitles you to one vote on each proposal set forth in the table above that applies to that Fund (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

Voting by Proxy

         Whether you plan to attend the meeting or not, the Boards urge you to complete, sign and date the enclosed proxy card(s) and to return it promptly in the envelope provided. Returning the proxy card(s) will not affect your right to attend the meetings and vote.

         The Boards have named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card(s) and send it to the applicable Trust in time to vote, your proxies will vote your shares as you have directed. If you sign the proxy card(s) but do not make specific choices, your proxies will vote your shares with respect to Proposals 1 and 2 as recommended by the Board of your Trust.

         If any other matter is properly presented, your proxies will vote in accordance with his best judgment. At the time this proxy statement was printed, the Boards knew of no matters that needed to be acted on at the meetings other than those discussed in this proxy statement.

         If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the applicable Trust's secretary in writing before the meeting that you have revoked your proxy.

Voting in Person

         If you do attend the meetings and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

Voting by Telephone

         You may vote by telephone if you are contacted by Georgeson Shareholder Communications, Inc.

Voting on the Internet

         You may also vote your shares on the Internet at the Funds' website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

HOW DO THE BOARDS RECOMMEND THAT I VOTE?

         The Board of each Trust recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

         A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or governing instruments of the Trust requires the separate approval of a particular Fund in which case the holders of one-third of the shares of such Fund entitled to vote on the matter shall constitute a quorum.

         Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 2 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. Abstentions with respect to any proposal will count as present for establishing a quorum. Each of the Trusts does not expect to receive any broker non-votes.



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


         The number of outstanding shares, on the record date, for each Fund is in Exhibit A.


WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

         The affirmative vote of a plurality of votes cast by shareholders of the Trusts is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for trustees, the plurality requirement is not a factor.

         The affirmative vote of a majority of votes cast is necessary to ratify the selection of PricewaterhouseCoopers LLP as your Fund's independent accountants (Proposal 2). For Proposal 2, abstentions will not count as votes cast and will have no effect on the outcome of the vote.


CAN THE MEETINGS BE ADJOURNED?

         The proxies may propose to adjourn the meetings to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast. Proxies will vote shares in favor of a proposal in favor of an adjournment and will vote shares against a proposal as being against adjournment on that proposal.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

         IF YOU HAVE QUESTIONS CONCERNING THIS PROXY STATEMENT AND/OR ANY OF THE
PROPOSALS, PLEASE CONTACT [                ] AT [            ].

         UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR CALL 1-800-347-4246.



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



                        PROPOSAL 1: ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF TRUSTEES?

         As noted above, trustees will be elected by a plurality of the shares of each Trust. Proposal 1 will be voted on by the shareholders of all series that constitute each of the Trusts. Each Trust has additional shareholders of other series, along with those receiving this proxy statement, who constitute the shareholders of each Trust.

WHO ARE THE NOMINEES FOR TRUSTEE?

         For election of trustees at the meeting, each Board has approved the nomination of: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

         The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current trustees who are not interested persons of the Trusts, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the independent trustees), may recommend.

         Messrs. Graham and Bayley and Miss Quigley are currently trustees of four investment companies - each of the Trusts, AIM Series Trust and AIM Floating Rate Fund (collectively, with their series portfolios, the AIM Group I Funds). Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are not currently trustees of any of the AIM Group I Funds but each serves as a director/trustee of the following twelve open-end management investment companies advised or managed by A I M Advisors, Inc.
(AIM): AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM Group II Funds; the AIM Group I Funds and the AIM Group II Funds together constitute the AIM Funds). Mr. Graham also serves as Chairman, President and director/trustee of the AIM Group II Funds. (Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds.) No trustee or nominee is a party adverse to the Trusts or any of their affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to the Trusts.

         The following table sets forth information concerning the nominees:


         NAME, ADDRESS AND AGE            TRUSTEE SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
         *Robert H. Graham (54)           AIM Investment         Director, President and Chief Executive Officer, A I M
         11 Greenway Plaza                Funds: 8/31/98         Management Group Inc.; Director and President, A I M
         Suite 100                                               Advisors, Inc.; Director and Senior Vice President, A I M
         Houston, TX 77046-1173           AIM Growth             Capital Management, Inc., A I M Distributors, Inc., A I M
                                          Series: 8/31/98        Fund Services, Inc. and Fund Management Company; and
                                                                 Director and Vice Chairman, AMVESCAP PLC (parent of AIM and global investment management firm). Director/Trustee of the
                                                                 AIM Group I Funds and the AIM Group II Funds.


         NAME, ADDRESS AND AGE            TRUSTEE SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

         **Frank S. Bayley (61)           AIM Investment         Partner, law firm of Baker & McKenzie; Director and
         Two Embarcadero Center           Funds: 5/30/87         Chairman, Stimson Marina, Inc., a subsidiary of C.D. Stimson
         Suite 2400                                              Company (a private investment company); Trustee, The Badgley
         San Francisco, CA 94111          AIM Growth             Funds. Trustee of the AIM Group I Funds.
                                          Series: 7/30/85

         **Ruth H. Quigley (66)           AIM Investment         Private investor; formerly, President, Quigley, Friedlander
         1055 California Street           Funds: 5/30/87         & Co., Inc. (a financial advisory services firm). Trustee of
         San Francisco, CA 94108                                 the AIM Group I Funds.
                                          AIM Growth
                                          Series: 1/18/77

         Bruce L. Crockett (57)                  N/A             Chairman, Crockett Technologies Associates (consulting
         906 Frome Lane                                          firm), DataPipe.com, NetSat28, Teletronics; Director, ACE
         McLean, VA 22102                                        Limited (insurance company), Databid.com, IBNET, Multi-Cast
                                                                 Technologies (internet video streaming), Para-Protect
                                                                 Services Inc. (information systems security), University of
                                                                 Rochester Board of Trustees. Formerly, Director, President
                                                                 and Chief Executive Officer, COMSAT Corporation; and
                                                                 Chairman, Board of Governors of INTELSAT (international
                                                                 communications company). Director/Trustee of the AIM Group
                                                                 II Funds.

         ***Owen Daly II (76)                    N/A             Formerly, Director, Cortland Trust, Inc. (investment
         Six Blythewood Road                                     company), CF & I Steel Corp., Monumental Life Insurance
         Baltimore, MD 21210                                     Company and Monumental General Insurance Company; and
                                                                 Chairman of the Board of Equitable Bancorporation.
                                                                 Director/Trustee of the AIM Group II Funds.

         Albert R. Dowden (59)                   N/A             Chairman of the Board of Directors, Cortland Trust, Inc.
         1815 Central Park Drive                                 (investment company) and DHJ Media, Inc.; and Director,
         P.O. Box 774000-PMB #222                                Magellan Insurance Company. Formerly, Director, President
         Steamboat Springs, CO 80477                             and Chief Executive Officer, Volvo Group North America,
                                                                 Inc.; Senior Vice President, AB Volvo; and Director, The
                                                                 Hertz Corporation, Genmar Corporation (boat manufacturer),
                                                                 National Media Corporation and Annuity and Life Re
                                                                 (Holdings), Ltd., Member of Advisory Board of Rotary Power
                                                                 International. Director/Trustee of the AIM Group II Funds.

         Edward K. Dunn, Jr. (66)                N/A             Formerly, Chairman of the Board of Directors, Mercantile
         2 Hopkins Plaza,                                        Mortgage Corporation; Vice Chairman of the Board of
         8th Floor, Suite 805                                    Directors, and President and Chief Operating Officer,
         Baltimore, MD 21201                                     Mercantile-Safe Deposit & Trust Co.; and President,
                                                                 Mercantile Bankshares. Director/Trustee of the AIM Group II
                                                                 Funds.


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

         NAME, ADDRESS AND AGE            TRUSTEE SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

         Jack M. Fields (49)                     N/A             Chief Executive Officer, Twenty First Century Group, Inc. (a
         434 New Jersey Avenue, S.E.                             governmental affairs company); and Director, Telscape
         Washington, D.C. 20003                                  International and Administaff. Formerly, Member of the U.S.
                                                                 House of Representatives. Director/Trustee of the AIM Group
                                                                 II Funds.

         ****Carl Frischling (64)                N/A             Partner, Kramer Levin Naftalis & Frankel LLP (law firm);
         919 Third Avenue                                        Director, Cortland Trust, Inc. and Lazard Funds.
         New York, NY 10022                                      Director/Trustee of the AIM Group II Funds.

         Prema Mathai-Davis (50)                 N/A             Member, Visiting Committee, Harvard University Graduate
         370 East 76th Street                                    School of Education, New School University. Formerly, Chief
         New York, NY 10021                                      Executive Officer, YWCA of the USA; Commissioner, New York
                                                                 City Department of the Aging; and Commissioner, New York
                                                                 City Metropolitan Transportation Authority. Director/Trustee
                                                                 of the AIM Group II Funds.

         Lewis F. Pennock (58)                   N/A             Partner, Pennock & Cooper (law firm). Director/Trustee of
         6363 Woodway, Suite 825                                 the AIM Group II Funds.
         Houston, TX 77057

         Louis S. Sklar (61)                     N/A             Executive Vice President, Development and Operations, Hines
         The Williams Tower                                      Interests Limited Partnership (real estate development).
         50th Floor                                              Director/Trustee of the AIM Group II Funds.
         2800 Post Oak Blvd.
         Houston, TX 77056


* Mr. Graham is an interested person of AIM and the Trusts, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

**       Dates of service based on predecessor funds.

***      The Boards have extended Mr. Daly's retirement date to December 31,
2001.

****     Mr. Frischling is counsel to the independent directors/trustees of the
AIM Group II Funds.

WHAT ARE THE RESPONSIBILITIES OF THE BOARDS?

         The Boards are responsible for the general oversight of the Trusts' respective businesses. The Boards periodically review the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including AIM and its affiliates. At least annually, the Boards review the fees paid by the Funds for these services and the overall level of the Funds' operating expenses.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

         Four trustees currently serve on the Board of each Trust. Mr. C. Derek Anderson, the fourth trustee of the AIM Group I Funds, has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Boards.



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


         Each Board determined that the work of the Trusts required, and would be benefited by, a board larger than three trustees. Moreover, each Board noted the increasing complexity of their tasks and the increasing value of having trustees with a wide variety of background and experience to help decide the issues faced by the Board.

         Under the 1940 Act, each Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders. Although the three remaining trustees have been elected by shareholders, only one new trustee could be appointed by Board action alone. Thereafter there would be little or no flexibility to appoint a new trustee if one trustee retired, resigned or otherwise ceased his or her service as trustee because there would be an insufficient number of remaining elected trustees. To provide each Board with the flexibility to fill vacancies created when trustees cease their service as trustees, and in light of the fact that only three trustees will remain following the retirement of Mr. Anderson, each Board believes it is appropriate for shareholders to vote on additional trustees.

         The Boards have met to discuss Board candidates and have recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of the Trusts. In making such recommendation, the Boards took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds with whom the Boards had met on several occasions. The Boards also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Boards also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Boards also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each Fund, since trustees' fees would be allocated across all funds included in The AIM Family of Funds--Registered Trademark--. The Boards acknowledged that in order to add nine experienced and qualified trustees from the AIM Group II Funds, the AIM Group I Funds would need to adopt certain policies such as a deferred compensation plan and a retirement plan.

         In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds.

         AIM supports the Board's decision to consolidate the boards of AIM Group I Funds and AIM Group II Funds.

HOW LONG CAN TRUSTEES SERVE ON THE BOARDS?

         Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Boards, each duly elected or appointed independent trustee may continue to serve as trustee until December 31 of the year in which the trustee turns 72. A trustee of the Trusts may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of that Trust at any time. A majority of the Boards may extend from time to time the retirement date of a trustee. Consistent with the action of the boards of the AIM Group II Funds, the Boards have agreed to extend the retirement date of Mr. Daly to December 31, 2001. In making this decision, the Boards took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARDS REPRESENT MY INTERESTS?

         Each Board seeks to represent shareholder interests by:

         o reviewing each Fund's investment performance with its portfolio managers and senior management of AIM;

         o reviewing the quality of the various other services provided to the Funds and their shareholders by each of the Fund's service providers, including AIM and its affiliates;

         o reviewing the fees paid to AIM and its affiliates to ensure that such fees remain fair and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high quality services in the future;

         o monitoring potential conflicts between the Funds and AIM and its affiliates and compliance with regulatory requirements to help ensure that the Funds continue to be managed in the best interests of their shareholders; and

         o monitoring potential conflicts among the Funds and other AIM Funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARDS?

         The standing committees of each Board are the Audit Committee and the Nominating Committee. The members of the Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. Each Audit Committee is responsible for:

         o considering independent accountants for each Fund and evaluating such accountants' independence, performance and fees;

         o reviewing audit plans prepared by the Funds' independent accountants; and

         o reviewing financial statements contained in annual reports to shareholders with the Funds' independent accountants and management.

              Each Nominating Committee is responsible for:

         o considering and nominating individuals to stand for election as independent trustees;

         o reviewing from time to time the compensation payable to the independent trustees; and

         o making recommendations to the Board regarding matters related to governance of the Trust and independent trustee policies, including retirement and ownership of Fund shares.

         Each Nominating Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DO THE BOARDS MEET?

         The Boards typically conduct regular meetings eight times a year. In addition, the Boards or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

         During the fiscal year ended December 31, 2000 for AIM Growth Series, the Board held eight meetings, the Audit Committee held six meetings and the Nominating Committee held ___ meetings. During the fiscal year ended October 31, 2000 for AIM Investment Funds, the Board held nine meetings, the Audit Committee held seven meetings and the Nominating Committee held __ meetings. All of the current trustees and Committee members then serving attended at least 75% of the meetings of each Board and, for members thereof, of the Audit Committee and the Nominating Committee, held during the most recent fiscal year.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Boards or the Committees attended. Each trustee who is not also an officer of the Trusts is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the Funds for which he or she serves as a trustee or director, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued for each trustee:

                           AGGREGATE COMPENSATION
                              FROM THE TRUSTS(1)
                           ----------------------
                                                           RETIREMENT BENEFITS     TOTAL COMPENSATION
                       AIM INVESTMENT       AIM GROWTH      ACCRUED BY ALL AIM            FROM
     TRUSTEE                FUNDS             SERIES             FUNDS(2)           ALL AIM FUNDS(3)
     -------           --------------       ----------     -------------------     ------------------

Robert H. Graham                 $0                 $0                N/A                     $0

Frank S. Bayley             $65,351            $32,491                N/A               $105,000

Ruth H. Quigley             $65,351            $32,491                N/A               $105,000

Bruce L. Crockett                $0                 $0            $60,951               $111,500

Owen Daly II                     $0                 $0            $97,195               $111,500

Albert R. Dowden                 $0                 $0                 $0                $13,435

Edward K. Dunn, Jr.              $0                 $0            $22,138               $111,500

Jack M. Fields                   $0                 $0            $23,019               $108,500

Carl Frischling(4)               $0                 $0           $107,507               $111,500

Prema Mathai-Davis               $0                 $0            $22,606               $111,500

Lewis F. Pennock                 $0                 $0            $67,995               $111,500

Louis S. Sklar                   $0                 $0            $87,538               $111,000

(1) Data reflects aggregate compensation received from the AIM Growth Series for the fiscal year ended December 31, 2000 and from the AIM Investment Funds for the fiscal year ended October 31, 2000. The Trusts do not have a deferred compensation plan.


(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the Boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.


(3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as trustees/directors of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent directors/trustees of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

Retirement Plan for Trustees

         Effective as of the date on which the Boards of Trustees/Directors of the AIM Group I Funds and the AIM Group II Funds are combined, each AIM Group I Fund will adopt the retirement plan currently in effect for the AIM Group II Funds. Each trustee of an AIM Fund who has at least five years of credited service as a trustee will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the trustee's annual retainer paid or accrued by any participating AIM Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the AIM Funds and the trustee, and based on the number of such trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

         Table 1 below shows estimated credited years of service under the Retirement Plan for each participating trustee as of December 31, 2000.

TABLE 1

TRUSTEE                    ESTIMATED CREDITED YEARS OF SERVICE
-------                    -----------------------------------

Frank S. Bayley                            [ ]
Bruce L. Crockett                          14
Owen Daly II                               14
Albert R. Dowden                            0
Edward K. Dunn, Jr                          3
Jack M. Fields                              4
Carl Frischling                            23
Prema Mathai-Davis                          2
Lewis F. Pennock                           19
Ruth H. Quigley                            [ ]
Louis S. Sklar                             11

----------

         Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE         ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                 UPON RETIREMENT
--------------------------         -------------------------

10                                           $75,000
9                                            $67,500
8                                            $60,000
7                                            $52,500
6                                            $45,000
5                                            $37,500

Deferred Compensation Agreements

         Effective as of the date on which the Boards of Trustees/Directors of the AIM Group I Funds and the AIM Group II Funds are combined, each AIM Group I Fund will adopt the deferred compensation agreement currently in effect for the AIM Group II Funds.

         If re-elected to the Boards, Miss Quigley and Mr. Bayley may elect to execute a deferred compensation agreement. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. The deferring trustees, Miss Quigley and Mr. Bayley, pursuant to the agreements, may elect to defer receipt of up to 100% of their compensation payable by the Trusts, assuming their election to the Boards, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of up to ten (10) years (depending on the agreement) beginning on the date selected under the compensation agreements. Each Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the retirement plan. Each Board may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each AIM Fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

         The Trusts do not pay their officers for the services they provide to the Trusts. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 1?

         EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2:

     RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                                   ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

         Proposal 2 applies to shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

         Each Board has selected PricewaterhouseCoopers LLP (PwC) as independent accountants for each Fund for the fiscal year ending in 2001. You are being asked to ratify the selection of PwC as independent accountants.

WHY HAS EACH BOARD SELECTED PWC AS THE INDEPENDENT ACCOUNTANTS?

         PwC was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. PwC also serves as independent accountants of some of the other AIM Funds.

         PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Boards of the Trusts that they are independent accountants with respect to the Trusts and each of their portfolios.

         The independent accountants examine annual financial statements for the Trusts and provide other non-audit and tax-related services to the Trusts. The independent accounts also provide certain non-audit services to AIM and its affiliates. In determining that PwC was independent, each Board has considered whether the non-audit services provided by PwC to each Trust and AIM and its affiliates who provide services to the Trusts are compatible with maintaining the independence of PwC in its audit of the series of each Trust.

WHAT DID EACH TRUST PAY ITS INDEPENDENT ACCOUNTANTS DURING THE LAST FISCAL YEAR?

Fund Related Fees

         AUDIT FEES. For the fiscal year ended October 31, 2000, AIM Investment Funds paid approximately $391,562 in fees for professional services rendered by PwC for the audit of annual financial statements for the nine series portfolios of AIM Investment Funds. For the fiscal year ended December 31, 2000, AIM Growth Series paid approximately $185,510 in fees for professional services rendered by PwC for the audit of annual financial statements for the five series portfolios of AIM Growth Series.

         ALL OTHER FEES. For the fiscal year ended October 31, 2000, PwC was also paid by AIM Investment Funds approximately $26,500 for tax-related services rendered to the nine series portfolios of AIM Investment Funds. For the fiscal year ended December 31, 2000, PwC was also paid by AIM Growth Series approximately $12,500 for tax- related services rendered to the five series portfolios of AIM Growth Series.

Non-Fund Related Fees

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to AIM and its affiliates that provide services to AIM Investment Funds during the fiscal year ended October 31, 2000 and to AIM Growth Series for the fiscal year ended December 31, 2000.

         ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by PwC to AIM and its affiliates who provide services to AIM Investment Funds and AIM Growth Series for their respective fiscal years ending in 2000 was approximately $792,000.

WILL A REPRESENTATIVE FROM PWC BE AVAILABLE FOR QUESTIONS?

         The Boards expect that a representative of PwC will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS EACH BOARD'S RECOMMENDATION ON PROPOSAL 2?

         EACH BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                               GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUSTS?

         Information about the executive officers of the Trusts is in Exhibit B.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

         Information about the ownership of each class of shares of each series of each Trust by the trustees and the executive officers of the Trusts is in Exhibit C . To the knowledge of the Trusts' management, as of the record date, there were no beneficial owners of 5% or more of the outstanding shares of any class of any series of any Trust or any Trust in the aggregate, except as indicated in Exhibit C.

WHO ARE THE INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUNDS?

         AIM serves as the investment adviser and administrator for the Funds.

         A I M Distributors, Inc. serves as the principal underwriter for each of the Funds. The principal address for AIM and A I M Distributors, Inc. is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

HAVE THE TRUSTS HIRED A PROXY SOLICITOR?

         The Trusts have engaged the services of Georgeson Shareholder Communications Inc. (GSC) to assist it in soliciting proxies for the meeting. The Trusts estimate that the aggregate cost of GSC's services will be approximately $225,400. The Trusts will bear the cost of soliciting proxies. The Trusts expect to solicit proxies principally by mail, but either the Trusts or GSC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The Trusts may also reimburse firms and others for their expense in forwarding solicitation materials to the beneficial owners of shares of the Funds.

HOW CAN I SUBMIT A PROPOSAL?

         As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a Fund, you should send such proposal to the applicable Trust at the address set forth on the first page of this proxy statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal must comply with applicable law.

                                  OTHER MATTERS


         The Boards do not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                                         By Order of the Boards,

                                                            /s/ CAROL F. RELIHAN

                                                                Carol F. Relihan
                                                                       Secretary

June __, 2001

                                    EXHIBIT A



                           SHARES OF AIM GROWTH SERIES
                           OUTSTANDING ON MAY 30, 2001



                                                   NUMBER OF SHARES
                                                    OUTSTANDING ON
NAME OF FUND (CLASS)                                 MAY 30, 2001
--------------------                               ----------------
AIM Basic Value Fund
  Class A
  Class B
  Class C
AIM Euroland Growth Fund
  Class A
  Class B
  Class C
AIM Japan Growth Fund
  Class A
  Class B
  Class C
AIM Mid Cap Equity Fund
  Class A
  Class B
  Class C
AIM Small Cap Equity Fund
  Class A
  Class B
  Class C

                         SHARES OF AIM INVESTMENT FUNDS
                           OUTSTANDING ON MAY 30, 2001


                                                             NUMBER OF SHARES
                                                              OUTSTANDING ON
NAME OF FUND (CLASS)                                           MAY 30, 2001
--------------------                                         ----------------
AIM Developing Markets Fund
  Class A
  Class B
  Class C
AIM Global Consumer Products and Services Fund
  Class A
  Class B
  Class C
AIM Global Financial Services Fund
  Class A
  Class B
  Class C
AIM Global Health Care Fund
  Class A
  Class B
  Class C
AIM Global Infrastructure Fund
  Class A
  Class B
  Class C
AIM Global Resources Fund
  Class A
  Class B
  Class C
AIM Global Telecommunications and Technology Fund
  Class A
  Class B
  Class C
AIM Latin American Growth Fund
  Class A
  Class B
  Class C
AIM Strategic Income Fund
  Class A
  Class B
  Class C

                                    EXHIBIT B

                     EXECUTIVE OFFICERS OF AIM GROWTH SERIES
                            AND AIM INVESTMENT FUNDS


         The following table provides information with respect to the executive officers of the Trusts. Each executive officer is elected by each Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by each Board. The business address of all officers of the Trusts is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                    PRINCIPAL OCCUPATION(S)
   WITH THE TRUSTS            OFFICER SINCE                 DURING PAST 5 YEARS
-------------------------     -------------        --------------------------------------

Robert H. Graham (54)         August 31, 1998      See director table under Proposal 1.
  Chairman
  President

Gary T. Crum (53)             May 7, 1998          Director and President, A I M Capital
  Vice President                                   Management, Inc.; Director and
                                                   Executive Vice President, A I M
                                                   Management Group Inc.; Director and
                                                   Senior Vice President, A I M Advisors,
                                                   Inc.; and Director, A I M Distributors,
                                                   Inc. and AMVESCAP PLC.

Carol F. Relihan (46)         May 7, 1998          Director, Senior Vice President,
  Vice President                                   General Counsel and Secretary, A I M
  Secretary                                        Advisors, Inc.; Senior Vice President,
                                                   General Counsel and Secretary, A I M
                                                   Management Group Inc.; Director,
                                                   Vice President and General Counsel,
                                                   Fund Management Company; Vice
                                                   President and General Counsel, A I M
                                                   Fund Services, Inc.; and Vice
                                                   President, A I M Capital Management,
                                                   Inc. and A I M Distributors, Inc.

Melville B. Cox (57)          May 7, 1998          Vice President and Chief Compliance
  Vice President                                   Officer, A I M Advisors, Inc., A I M
                                                   Capital Management, Inc., A I M
                                                   Distributors, Inc., A I M Fund
                                                   Services, Inc. and Fund Management
                                                   Company.

Dana R. Sutton (42)           May 7, 1998          Vice President and Fund Controller,
  Vice President                                   A I M Advisors, Inc.; and Assistant
  Treasurer                                        Vice President and Assistant
                                                   Treasurer, Fund Management
                                                   Company.

                                    EXHIBIT C

                      SECURITY OWNERSHIP OF CERTAIN OWNERS
                                 AND MANAGEMENT

                        SECURITY OWNERSHIP OF MANAGEMENT

         To the best knowledge of the Trusts, the following table sets forth certain information regarding the ownership of the shares of beneficial interest of each of the funds by the trustees and executive officers of the Trusts. No information is given as to a fund or a class if a trustee or officer held no shares of any or all classes of such fund as of May 30, 2001.



                                                  SHARES OWNED
                                               BENEFICIALLY AS OF       PERCENT
NAME OF TRUSTEE/OFFICER      FUND (CLASS)         MAY 30, 2001         OF CLASS
-----------------------      ------------      ------------------      --------






*    Less than 1% of the outstanding shares of the class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

         To the best knowledge of the Trusts, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each fund as of May 30, 2001, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.


                                                                                              PERCENT OF CLASS
                 NAME AND ADDRESS     SHARES OWNED     PERCENT OF CLASS      SHARES OWNED         OWNED
FUND (CLASS)     OF RECORD OWNER        OF RECORD      OWNED OF RECORD      BENEFICIALLY*       BENEFICIALLY
------------     ----------------     ------------     ---------------      -------------     ----------------


* The trust has no knowledge as to whether all or any position of the shares owned of record are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                              AIM BASIC VALUE FUND
                       (A PORTFOLIO OF AIM GROWTH SERIES)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                  Control number:

                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                  APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                  ______________________________________________
                                                     Signature


                                  ______________________________________________
                                            Signature (if held jointly)


                                  Dated _______________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
                THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE
                    AND "FOR" THE APPROVAL OF THE PROPOSAL.
                 TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]



1.   To elect twelve individuals to the Board of Trustees of AIM Growth Series,                            WITHHOLD
     each of whom will serve until his or her successor is elected and                          FOR        AUTHORITY         FOR ALL
     qualified:                                                                                 ALL     FOR ALL NOMINEES     EXCEPT

     01 Robert H. Graham  04 Bruce L. Crockett  07 Edward K. Dunn, Jr.  10 Prema Mathai-Davis
     02 Frank S. Bayley   05 Owen Daly II       08 Jack M. Fields       11 Lewis F. Pennock     [ ]            [ ]             [ ]
     03 Ruth H. Quigley   06 Albert R. Dowden   09 Carl Frischling      12 Louis S. Sklar

     TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
     BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.
     ______________________________________________________________



2.   To ratify the selection of PricewaterhouseCoopers LLP as independent                       FOR         AGAINST        ABSTAIN
     accountants for the fiscal year ending in 2001.                                            [ ]           [ ]             [ ]

3.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                            AIM SMALL CAP GROWTH FUND
                       (A PORTFOLIO OF AIM GROWTH SERIES)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                  Control number:

                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                  APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                  ______________________________________________
                                                     Signature


                                  ______________________________________________
                                            Signature (if held jointly)


                                  Dated _______________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
                THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE
                    AND "FOR" THE APPROVAL OF THE PROPOSAL.
                 TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

1.   To elect twelve individuals to the Board of Trustees of AIM Growth Series,                            WITHHOLD
     each of whom will serve until his or her successor is elected and                          FOR        AUTHORITY         FOR ALL
     qualified:                                                                                 ALL     FOR ALL NOMINEES     EXCEPT

     01 Robert H. Graham  04 Bruce L. Crockett  07 Edward K. Dunn, Jr.  10 Prema Mathai-Davis
     02 Frank S. Bayley   05 Owen Daly II       08 Jack M. Fields       11 Lewis F. Pennock     [ ]            [ ]             [ ]
     03 Ruth H. Quigley   06 Albert R. Dowden   09 Carl Frischling      12 Louis S. Sklar

     TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
     BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.
     ______________________________________________________________


2.   To ratify the selection of PricewaterhouseCoopers LLP as independent                       FOR         AGAINST        ABSTAIN
     accountants for the fiscal year ending in 2001.                                            [ ]           [ ]             [ ]

3.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       AIM GLOBAL FINANCIAL SERVICES FUND
                      (A PORTFOLIO OF AIM INVESTMENT FUNDS)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                  Control number:

                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                  APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                  ______________________________________________
                                                     Signature


                                  ______________________________________________
                                            Signature (if held jointly)


                                  Dated _______________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
                THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE
                    AND "FOR" THE APPROVAL OF THE PROPOSAL.
                 TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]



1.   To elect twelve individuals to the Board of Trustees of AIM Investment                                WITHHOLD
     Funds, each of whom will serve until his or her successor is elected and                   FOR        AUTHORITY         FOR ALL
     qualified:                                                                                 ALL     FOR ALL NOMINEES     EXCEPT

     01 Robert H. Graham  04 Bruce L. Crockett  07 Edward K. Dunn, Jr.  10 Prema Mathai-Davis
     02 Frank S. Bayley   05 Owen Daly II       08 Jack M. Fields       11 Lewis F. Pennock     [ ]            [ ]             [ ]
     03 Ruth H. Quigley   06 Albert R. Dowden   09 Carl Frischling      12 Louis S. Sklar

     TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
     BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.
     ______________________________________________________________



2.   To ratify the selection of PricewaterhouseCoopers LLP as independent                       FOR         AGAINST        ABSTAIN
     accountants for the fiscal year ending in 2001.                                            [ ]           [ ]             [ ]

3.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                         AIM GLOBAL INFRASTRUCTURE FUND
                      (A PORTFOLIO OF AIM INVESTMENT FUNDS)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                  Control number:

                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                  APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                  ______________________________________________
                                                     Signature


                                  ______________________________________________
                                            Signature (if held jointly)


                                  Dated _______________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
                THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE
                    AND "FOR" THE APPROVAL OF THE PROPOSAL.
                 TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]



1.   To elect twelve individuals to the Board of Trustees of AIM Investment                                WITHHOLD
     Funds, each of whom will serve until his or her successor is elected and                   FOR        AUTHORITY         FOR ALL
     qualified:                                                                                 ALL     FOR ALL NOMINEES     EXCEPT

     01 Robert H. Graham  04 Bruce L. Crockett  07 Edward K. Dunn, Jr.  10 Prema Mathai-Davis
     02 Frank S. Bayley   05 Owen Daly II       08 Jack M. Fields       11 Lewis F. Pennock     [ ]            [ ]             [ ]
     03 Ruth H. Quigley   06 Albert R. Dowden   09 Carl Frischling      12 Louis S. Sklar

     TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT"
     BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.
     ______________________________________________________________


2.   To ratify the selection of PricewaterhouseCoopers LLP as independent                       FOR         AGAINST        ABSTAIN
     accountants for the fiscal year ending in 2001.                                            [ ]           [ ]             [ ]

3.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.